UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PTXXX**

# Putnam Tax Exempt Money Market Fund

## Annual report
## 9|30|12

A world of investing.™

Putnam INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt Money
Market Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	20

Federal tax information	36

About the Trustees	37

Officers	39

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios.

The fund seeks to earn as high a rate of current income exempt from federal income taxes as Putnam believes is consistent with preservation of capital and maintenance of liquidity. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.5%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and investment return will fluctuate, and you may have a gain or loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35.00% federal income tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

4	Tax Exempt Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the 12 months ended September 30, 2012?

Joanne: The period was marked by great volatility, driven in large measure by macroeconomic events that created a “risk-on” or “risk-off” investor psychology. Consequently, asset classes moved in and out of favor, depending on market conditions. During periods of improving investor confidence, riskier asset classes, such as lower-quality and economically sensitive assets, rallied. When uncertainty was high, the more resilient lower-risk asset classes outperformed, including defensive stocks and U.S. Treasuries.

How did tax-exempt money market funds fare amid this volatility?

Jonathan: During the period, there was limited volatility across all the tax-exempt money market sectors, as the Federal Reserve’s efforts to keep short-term rates low kept money-market rates steady. For the 12 months ended September 30, 2012, Putnam Tax Exempt Money Market Fund delivered performance that was in line with the interest-rate environment and the average return for its Lipper peer group. At period-end, the fund’s weighted average days to maturity stood at 9.65 days.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

Tax Exempt Money Market Fund	5

What were the major issues facing tax-exempt money market investors?

Joanne: Low interest rates, the looming fiscal cliff and potential restructuring of the tax code, and discussions about additional reforms for money market funds preoccupied investors during the reporting period.

In the closing weeks of the period, the Federal Reserve announced its third round of quantitative easing, dubbed “QE3,” which is designed to lower borrowing costs and encourage consumption. Fed Chairman Ben Bernanke said that the stimulus would continue until the central bank saw “sustained improvement” in the labor market. The Fed also pledged to keep interest rates at their historic lows through 2015 given their outlook for U.S. growth. Persistently low rates offer little opportunity for income investors. However, tax-exempt money market funds have proven resilient over the past several years, and we believe they remain a relatively stable and liquid investment alternative with $261 billion in assets as of September 30, 2012.

Like most asset classes, the tax-free money market will likely be more heavily influenced by the fiscal cliff the closer we get to the election, and beyond, as market participants look to Washington, D.C. for clues about a short-term extension of tax rates, the sequester, the debt ceiling, and the potential for broader tax reform in 2013. In our estimation, all of these factors could impact the value of the exemption, the availability of tax-free securities, and the transfer of federal dollars to state and local municipalities and therefore credit quality.

Finally, there was increased discussion about the Securities and Exchange Commission [SEC] proposing additional regulations to reduce the susceptibility of money market funds to liquidity runs. These new proposals included requirements for capital buffers, redemption restrictions, and possibly variable-rate net asset values. Following heavy industry lobbying, SEC Chairman Mary Schapiro abandoned her plan to tighten rules for the industry in August because three out of the SEC’s five members told her they wouldn’t vote for her proposal. Changes to money

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Tax Exempt Money Market Fund

market funds are not off the table, however, as the Financial Stability Oversight Council has urged the SEC to consider proposing new rules for money market funds to get around the SEC impasse.

We are monitoring these situations closely and believe that given the less-than-certain environment going forward, the fund is well positioned for helping investors pursue diverse tax-free income opportunities.

How have the central banks’ accommodative policies affected your strategy to find income?

Jonathan: The Fed’s multi-year accommodative policies and the European Central Bank’s massive Long-Term Refinancing Operation have added much-needed liquidity to the global banking system — easing market fears — but short-term tax-exempt rates remain close to zero. During the period, we maintained the portfolio’s focus on conservative and liquid investments by emphasizing VRDNs [variable-rate demand notes], which are very responsive to changes in short-term interest rates. We believe VRDNs provide attractive yields and diversification, and they reset daily, weekly, or monthly depending on the structure of the municipal debt. The fund is also invested in securities with credit and liquidity enhancements by strong commercial banks and solid municipal issuers in the health and education sectors. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund, since another entity is providing credit and liquidity protection for interest and principal payments.

Which fund holdings exemplified your strategy during the period?

Joanne: By staying focused on shorter-maturity, liquid VRDNs, our overarching

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Current summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Tax Exempt Money Market Fund	7

strategy remained the same throughout the period. We added VRDNs issued by the Cleveland Clinic Foundation, which has a strong national and international reputation, drawing patients from across the United States and from 126 other countries. It has been ranked the top U.S. cardiac-care hospital for a number of years. The fund also has exposure to the State of Ohio. The state has major credit strengths in our view, including its conservative use of debt, consistently strong budget management, favorable industrial diversity relative to other states in the region, and a continuing trend of economic growth in the Midwest.

Several large, creditworthy banks, such as JPMorgan Chase, U.S. Bancorp, and Wells Fargo, provided credit and liquidity enhancements for the fund’s VRDNs. Looking at underlying bank fundamentals, we continue to see a relatively stable picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to maintain and restore capital levels. These positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on the fee business.

We selectively purchased fixed-rate municipal commercial paper to add limited duration (a measure of the fund’s sensitivity to changes in interest rates) and diversification to the portfolio. Two issuers illustrate the sector and geographic diversity that we achieved with this strategy. The fund purchased commercial paper issued by Howard County, Maryland. Located between Baltimore and Washington D.C., Howard County has seen an increase in its population with strong revenue and household income measures that are among the highest in the country. In the education sector, we also purchased commercial paper issued by the University of Virginia [UVA]. Located in Charlottesville, Virginia, UVA is ranked as one of the top public higher-education institutions in the nation with application increases in both of its undergraduate and graduate programs. While the majority of the university’s revenues are derived from patient fees at the Medical Center, it also receives state appropriations from the Commonwealth of Virginia.

What do you see on the horizon that could influence your management of the fund?

Jonathan: Generally speaking, we believe the major macro risks — the pace of economic growth in the United States and China and the restructuring of European sovereign debt — have diminished, but they still require close monitoring since they have implications for the direction of interest rates. Political gridlock in the United States and the potential for a destabilizing “fiscal cliff” on January 1, 2013, is a growing concern, as the across-the-board cuts to the budget may have repercussions for U.S. growth, which is far from robust. And while the SEC’s proposed structural reforms of money markets didn’t gain enough support to pass, we fully expect the debate to continue, and will be actively monitoring the impact of changes on our shareholders.

With so many crosscurrents, we expect the financial markets to remain volatile and headline-driven as investors digest developments relating to the uncertainty of the global economic recovery. We will continue to maintain the fund’s conservative positioning — focusing on safety and liquidity — while looking for attractive tax-free income further out on the tax-exempt money market yield curve.

Thank you, Joanne and Jonathan, for bringing us up to date.

8	Tax Exempt Money Market Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

Tax Exempt Money Market Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative Lipper returns For periods ended 9/30/12

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market
	Money Market Fund	Funds category average*

Annual average
(life of fund, since 10/26/87)	2.43%	2.48%

10 years	11.61	11.78
Annual average	1.10	1.12

5 years	2.59	2.73
Annual average	0.51	0.54

3 years	0.05	0.06
Annual average	0.02	0.02

1 year	0.01	0.01

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	0.01	N/A

Taxable equivalent [2]	0.02	N/A

Current 7-day yield
(without expense limitation)	–0.42	N/A

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results.

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 89, 85, 79, 50, and 22 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35.00% 2012 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

10	Tax Exempt Money Market Fund

Fund distribution information For the 12-month period ended 9/30/12

Distributions

Number	12

Income*	$0.000100

Capital gains†	—

Total	$0.000100

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Net expenses for the fiscal year ended 9/30/11*	0.55%

Total annual operating expenses for the fiscal year ended 9/30/11	0.57%

Annualized expense ratio for the six-month period ended 9/30/12†‡	0.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses.

Tax Exempt Money Market Fund	11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$0.80

Ending value (after expenses)	$1,000.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$0.81

Ending value (after expenses)	$1,024.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Tax Exempt Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax Exempt Money Market Fund	13

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Tax Exempt Money Market Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Tax Exempt Money Market Fund	15

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management voluntarily waived certain fees in order to enhance your fund’s annualized net yield

16	Tax Exempt Money Market Fund

during its fiscal year ending in 2011. The Trustees noted that this fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Tax Exempt Money Market Fund	17

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 91, 86 and 74 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory

18	Tax Exempt Money Market Fund

developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Tax Exempt Money Market Fund	19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Tax Exempt Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2012

Tax Exempt Money Market Fund	21

The fund’s portfolio 9/30/12

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities, that
FNMA Coll. Federal National Mortgage	carry coupons that reset every one or seven days. The
Association Collateralized	rate shown is the current interest rate at the close of
LOC Letter of Credit	the reporting period.

MUNICIPAL BONDS AND NOTES (99.9%)*	Rating**	Principal amount	Value

California (6.4%)
CA Edl. Fac. Auth. VRDN (Stanford U.), Ser. L,
0.13s, 10/1/22	VMIG1	$800,000	$800,000

CA Hlth. Fac. Fin. Auth. VRDN (Scripps Hlth.),
Ser. B, 0.15s, 10/1/42	VMIG1	500,000	500,000

CA Statewide Cmnty. Dev. Auth. VRDN
(Kaiser Permanente), Ser. E, 0.18s, 11/1/36	A–1	500,000	500,000

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, FHLMC Coll., 0.15s, 8/1/30	A–1+	1,200,000	1,200,000

			3,000,000
Connecticut (1.5%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-1, 0.16s, 7/1/36	VMIG1	700,000	700,000

			700,000
Delaware (2.1%)
DE State Hlth. Facs. Auth. VRDN
(Christiana Care), Ser. A, 0.2s, 10/1/38	VMIG1	1,000,000	1,000,000

			1,000,000
Georgia (2.5%)
Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.18s, 1/1/34	A–1+	1,170,000	1,170,000

			1,170,000
Idaho (1.6%)
ID State U. Foundation VRDN (E & Thelma Stephens
Project), Ser. L, 0.19s, 5/1/21 (Wells Fargo
Bank N.A. (LOC))	VMIG1	750,000	750,000

			750,000
Illinois (7.0%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.19s,
12/1/32 (U.S. Bank, N.A. (LOC))	A–1+	855,000	855,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.18s, 7/1/33 (Northern Trust Co. (LOC))	VMIG1	900,000	900,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.18s, 8/1/33 (Northern Trust Co. (LOC))	A–1+	800,000	800,000

IL Fin. Auth. VRDN (U. of Chicago), Ser. B,
0.18s, 7/1/34	VMIG1	700,000	700,000

			3,255,000
Indiana (5.4%)
IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 0.19s, 2/1/39 (JPMorgan Chase Bank,
N.A. (LOC))	VMIG1	1,000,000	1,000,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.17s, 7/1/36 (Northern Trust Co. (LOC))	VMIG1	1,000,000	1,000,000

Indianapolis Multi-Fam. Hsg. VRDN (Capital
Place-Covington), FNMA Coll., 0.19s, 5/15/38	A–1+	500,000	500,000

			2,500,000

22 Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value

Maryland (1.9%)
Howard County Commercial Paper, Ser. 2011,
0.2s, 1/3/13	P–1	$750,000	$750,000

MD State Trans. Auth. VRDN (Baltimore/WA Arpt.),
Ser. A, 0.17s, 7/1/13 (State Street Bank &
Trust Co. (LOC))	VMIG1	135,000	135,000

			885,000
Massachusetts (5.5%)
MA State VRDN (Construction Loan), Ser. A,
0.2s, 3/1/26	VMIG1	600,000	600,000

MA State Hlth. & Edl. Fac. Auth. VRDN
(Wellesley College), Ser. G, 0.18s, 7/1/39	VMIG1	410,000	410,000
(Partners Hlth. Care Syst.), Ser. D-5,
0.18s, 7/1/17	VMIG1	800,000	800,000

Massachusetts Health & Educational Facilities
Authority Commercial Paper (Harvard University),
Ser. EE, 0.14s, 10/1/12	P–1	750,000	750,000

			2,560,000
Michigan (2.0%)
U. of MI VRDN (Hosp.), Ser. B, 0.18s, 12/1/37	VMIG1	950,000	950,000

			950,000
Minnesota (4.5%)
Anoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.2s, 8/1/14 (Wells
Fargo Bank N.A. (LOC))	A–1+	400,000	400,000

Minnetonka, Hsg. Fac. VRDN (Beacon Hill), FNMA
Coll., 0.18s, 5/15/34	VMIG1	395,000	395,000

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M2, 0.2s, 10/1/20 (Harris,
N.A. (LOC))	VMIG1	805,000	805,000

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.17s, 11/15/38	VMIG1	500,000	500,000

			2,100,000
Mississippi (1.1%)
MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. B, 0.2s, 12/1/30	MIG1	500,000	500,000

			500,000
Missouri (2.7%)
MO State Hlth. & Edl. Fac. Auth. VRDN (BJC Hlth.
Syst.), Ser. E, 0.17s, 5/15/38	VMIG1	750,000	750,000

University of Missouri Commercial Paper, Ser. A,
0.17s, 10/17/12	P–1	500,000	500,000

			1,250,000
Nevada (2.8%)
Reno, Sales Tax VRDN, 0.2s, 6/1/42 (Bank of
New York Mellon (LOC))	VMIG1	1,290,000	1,290,000

			1,290,000
New Jersey (3.4%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.17s, 7/1/24 (TD Bank, N.A. (LOC))	VMIG1	925,000	925,000

Rutgers State U. VRDN, Ser. A, 0.2s, 5/1/18	VMIG1	660,000	660,000

			1,585,000

Tax Exempt Money Market Fund	23

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value

New York (2.4%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.2s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	$190,000	$190,000
(Cherry Ridge Assisted Living), 0.2s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	190,000	190,000

NY State Dorm. Auth. VRDN (Columbia U.), Ser. A,
0.18s, 9/1/39	VMIG1	750,000	750,000

			1,130,000
North Carolina (7.3%)
NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest
U.), Ser. B, 0.16s, 1/1/18	VMIG1	820,000	820,000

North Carolina Capital Facilities Finance Agency
Commercial Paper (Duke University), Ser. A1&2,
0.12s, 10/1/12	P–1	750,000	750,000

U. of NC VRDN, Ser. C, 0.14s, 12/1/25	VMIG1	845,000	845,000

Wake Cnty., VRDN, Ser. A, 0.17s, 3/1/26	VMIG1	1,000,000	1,000,000

			3,415,000
Ohio (5.9%)
Columbus, Swr. VRDN, Ser. B, 0.18s, 6/1/32	VMIG1	910,000	910,000

OH State VRDN Infrastructure Impt., Ser. A,
0.17s, 2/1/23	VMIG1	500,000	500,000

OH State Higher Edl. Fac. Comm. VRDN (Cleveland
Clinic Foundation), Ser. B-4, 0.2s, 1/1/43	VMIG1	900,000	900,000

OH State U. VRDN, Ser. B, 0.18s, 6/1/35	VMIG1	300,000	300,000

Warren Cnty., Hlth. Care Fac. VRDN
(Otterbein Homes), 0.19s, 7/1/31 (U.S. Bank,
N.A. (LOC))	A–1+	140,000	140,000

			2,750,000
Pennsylvania (2.3%)
Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.16s, 1/1/26 (TD Bank, N.A. (LOC))	VMIG1	895,000	895,000

Union City, Higher Edl. Fac. Fin. Auth. VRDN
(Bucknell U.), Ser. B, 0.18s, 4/1/22	VMIG1	175,000	175,000

			1,070,000
Rhode Island (1.6%)
RI State Hlth & Edl. Bldg. Corp. VRDN (Brown U.)
Ser. B, 0.18s, 9/1/43	VMIG1	250,000	250,000
Ser. A, 0.16s, 5/1/35	VMIG1	500,000	500,000

			750,000
Tennessee (3.0%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.19s, 5/1/39	VMIG1	800,000	800,000

Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
0.17s, 10/1/44	VMIG1	600,000	600,000

			1,400,000
Texas (12.5%)
Board of Regents of Texas Tech University Rev.
Fin. Syst. Commercial Paper, Ser. A, 0.15s, 11/7/12	P–1	750,000	750,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.2s, 12/1/24	A–1+	1,000,000	1,000,000

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
(Texas Childrens), Ser. B-1, 0.19s, 10/1/29	VMIG1	905,000	905,000

24 Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
Southwest, Higher Ed. Auth. VRDN (Southern
Methodist U.), 0.15s, 7/1/15	VMIG1	$200,000	$200,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.23s, 11/15/33	VMIG1	585,000	585,000

Texas Public Finance Authority Commercial Paper,
Ser. 2008, 0.19s, 11/5/12	P–1	750,000	750,000

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.19s, 12/1/36 (Sumitomo Trust &
Banking Co. (LOC))	VMIG1	920,000	920,000

University of Texas System Board of Regents Rev.
Fin. Syst. Commercial Paper, Ser. A, 0.15s, 12/3/12	P–1	750,000	750,000

			5,860,000
Utah (2.1%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.2s, 5/15/36	Aa1	500,000	500,000

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. C, 0.2s, 5/15/36	Aa1	500,000	500,000

			1,000,000
Virginia (7.1%)
Cap. Beltway Funding Corp. VRDN (495 Hot Lanes),
Ser. C, 0.16s, 12/31/47 (National Australia
Bank (LOC))	VMIG1	1,000,000	1,000,000

James Cnty., Indl. Dev. Auth. VRDN (Multi Fam. —
Chambrel), FNMA Coll., 0.18s, 11/15/32	A–1+	805,000	805,000

Loudoun Cnty., Indl. Dev. Auth. VRDN (Howard
Hughes Med.), Ser. F, 0.16s, 2/15/38	VMIG1	750,000	750,000

Regents of University of Virginia Commercial
Paper, Ser. 03-A, 0.17s, 11/8/12	P–1	750,000	750,000

			3,305,000
Washington (2.2%)
WA State Hsg. Fin. Comm. Non Profit VRDN (St.
Vincent De Paul), Ser. A, 0.19s, 2/1/31 (Wells
Fargo Bank N.A. (LOC))	A–1+	1,040,000	1,040,000

			1,040,000
West Virginia (0.4%)
WV State Econ. Dev. Auth. Poll Control VRDN (OH
Pwr. Co. — Kammer), Ser. B, 0.18s, 7/1/14 (Bank
of Nova Scotia (LOC))	P–1	200,000	200,000

			200,000
Wisconsin (2.1%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.18s, 8/15/33 (U.S.
Bank, N.A. (LOC))	VMIG1	1,000,000	1,000,000

			1,000,000
Wyoming (0.6%)
Gillette, Poll. Control VRDN, 0.18s, 1/1/18
(Barclays Bank PLC (LOC))	P–1	300,000	300,000

			300,000

TOTAL INVESTMENTS

Total investments (cost $46,715,000)			$46,715,000

Tax Exempt Money Market Fund	25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $46,764,514.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	29.3%
Financial	27.0
Health care	17.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$46,715,000	$—

Totals by level	$—	$46,715,000	$—

The accompanying notes are an integral part of these financial statements.

26 Tax Exempt Money Market Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $46,715,000)	$46,715,000

Cash	155,648

Interest and other receivables	24,024

Receivable for shares of the fund sold	75,903

Receivable for investments sold	35,000

Receivable from Manager (Note 2)	12,662

Total assets	47,018,237

LIABILITIES

Distributions payable to shareholders	255

Payable for shares of the fund repurchased	135,340

Payable for investor servicing fees (Note 2)	3,524

Payable for custodian fees (Note 2)	2,713

Payable for Trustee compensation and expenses (Note 2)	52,254

Payable for administrative services (Note 2)	209

Payable for auditing	48,901

Other accrued expenses	10,527

Total liabilities	253,723

Net assets	$46,764,514

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$46,779,814

Distributions in excess of net investment income (Note 1)	(42)

Accumulated net realized loss on investments (Note 1)	(15,258)

Total — Representing net assets applicable to capital shares outstanding	$46,764,514

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($46,764,514 divided by 46,784,792 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund	27

Statement of operations Year ended 9/30/12

INTEREST INCOME	$68,972

EXPENSES

Compensation of Manager (Note 2)	151,117

Investor servicing fees (Note 2)	24,634

Custodian fees (Note 2)	7,664

Trustee compensation and expenses (Note 2)	4,541

Administrative services (Note 2)	1,569

Reports to shareholders	20,697

Registration fees	25,177

Auditing	49,352

Other	10,099

Fees waived and reimbursed by Manager (Note 2)	(230,242)

Total expenses	64,608

Expense reduction (Note 2)	(878)

Net expenses	63,730

Net investment income	5,242

Net increase in net assets resulting from operations	$5,242

The accompanying notes are an integral part of these financial statements.

28 Tax Exempt Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$5,242	$4,923

Net realized gain on investments	—	62

Net increase in net assets resulting from operations	5,242	4,985

Distributions to shareholders (Note 1):
From tax-exempt net investment income	(5,172)	(6,836)

Decrease from capital share transactions (Note 4)	(6,106,916)	(94,743)

Total decrease in net assets	(6,106,846)	(96,594)

NET ASSETS

Beginning of year	52,871,360	52,967,954

End of year (including distributions in excess of net
investment income of $42 and $112, respectively)	$46,764,514	$52,871,360

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class A
September 30, 2012	$1.00	.0001	—	.0001	(.0001)	(.0001)	$1.00	.01	$46,765	.13 [d]	.01 [d]
September 30, 2011	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	1.00	.01	52,871	.21 [d]	.01 [d]
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968	.22 [d]	.05 [d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2012	0.03%

September 30, 2011	0.02

September 30, 2010	0.03

September 30, 2009	0.25

September 30, 2008	0.25

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2012	0.42%

September 30, 2011	0.34

September 30, 2010	0.38

September 30, 2009	0.09

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

30 Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	31

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in

32 Tax Exempt Money Market Fund

the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $15,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$1,340	N/A	$1,340	September 30, 2013

13,918	N/A	13,918	September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed tax-exempt income	$147
Undistributed ordinary income	66
Capital loss carryforward	(15,258)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $16,453 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the

Tax Exempt Money Market Fund	33

reporting period, Putnam Management waived $213,789 as a result of this waiver from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $878 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $38, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $73,364,355 and $77,765,000, respectively.

34 Tax Exempt Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/12	Year ended 9/30/11

Class A

Shares sold	32,209,132	43,491,000

Shares issued in connection with
reinvestment of distributions	4,603	6,130

	32,213,735	43,497,130

Shares repurchased	(38,320,651)	(43,591,873)

Net decrease	(6,106,916)	(94,743)

At the close of the reporting period, a Trustee of the fund owned 5.56% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Tax Exempt Money Market Fund	35

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

36 Tax Exempt Money Market Fund

About the Trustees

Independent Trustees

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

### Ravi Akhoury

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

**Other directorships:** RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

### Barbara M. Baumann

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

**Other directorships:** SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

### Jameson A. Baxter

*Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011*

**Principal occupations during past five years:** President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

### Charles B. Curtis

*Born 1940, Trustee since 2001*

**Principal occupations during past five years:** Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

**Other directorships:** Southern California Edison, a regulated electric utility, and its parent company, Edison International

### Robert J. Darretta

*Born 1946, Trustee since 2007*

**Principal occupations during past five years:** Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

**Other directorships:** UnitedHealth Group, a diversified health-care company

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

### John A. Hill

*Born 1942, Trustee since 1985 and Chairman from 2000 to 2011*

**Principal occupations during past five years:** Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

**Other directorships:** Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Tax Exempt Money Market Fund	37

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

38 Tax Exempt Money Market Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Tax Exempt Money Market Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Tax Exempt Money Market Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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AN057
277553 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$44,394	$--	$4,396	$110
September 30, 2011	$48,070	$--	$2,487	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $166,515 and $ 185,426 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012